Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ID Global Solutions Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Thomas R. Szoke, Chief Executive Officer of the Company, and, Charles Albanese, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

November 23, 2015	/s/ Thomas R. Szoke
Thomas R. Szoke, Chief Executive Officer
(principal executive officer)

November 23, 2015	/s/ Charles Albanese
Charles Albanese, Chief Financial Officer
(principal financial and accounting officer)

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